SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2007
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01	Regulation FD

On November 12, 2007, Mogul Energy International, Inc. (the “Company”) issued a news release to announce that it intends to focus on exploration of its oil and gas exploration properties in South East Saskatchewan, Canada, by financing a planned winter drill program.  The Company also announced that it has agreed with Sea Dragon Energy Inc. not to proceed with a business combination that was the subject of a Letter of Intent dated July 30, 2007.  The news release dated November 12, 2007, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

Item 8.01	Other Events.

On November 12, 2007, the Company issued a press release pursuant to Rule 135c (“Rule 135c”) of the United States Securities Act of 1933 (the “Securities Act”), as amended, announcing its intention to conduct two private placements of its common stock to investors in Canada:  one offering on a flow-through basis, pursuant to the Income Tax Act (Canada), and another non-flow-through offering.  The Company expects to raise approximately $3 million through the private placements.  The shares to be issued under the private placements have not been registered under the Securities Act and may not be offered or sold directly or indirectly within the United States or to or for the account or benefit of U.S. Persons (as such term is defined in Regulation S as promulgated under the Securities Act) absent registration or an applicable exemption from registration.  The Company believes that the shares, which will be sold only to persons who are not U.S. Persons, are exempt from registration under Regulation S.  In accordance with Rule 135c, the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

SECTION 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1– Press Release dated November 12, 2007

Exhibit 99.2 – Press Release dated November 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: November 12, 2007